October 16, 1996
                               PREMIER VALUE FUND
                             SUPPLEMENT TO PROSPECTUS
                               DATED MARCH 1, 1996
        THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "HOW
TO BUY SHARES."
        Payments which are mailed should be sent to Premier Value Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. If you are opening a new account, please enclose your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed. For Dreyfus retirement plan accounts, payments which are mailed should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence,
Rhode Island 02940-6427.
        The DDA number for payment transmitted by wire to The Bank of New
York for purchase of Class A, Class B, Class C or Class R shares of the Fund in your name is as follows:
                                 DDA# 8900119365
The wire must indicate the Class of shares being purchased and must include the other required information with respect to wire payments set forth under "How to Buy Shares" in the Fund's Prospectus.
                                                                    037s101696